EXHIBIT 10.1

                                                                   July 13, 2004

Mr. John R. Alm Chief Executive Officer Coca-Cola Enterprises Inc. 2500 Windy Ridge Parkway Atlanta, Georgia 30339

Re: TERMINATION OF GROWTH INITIATIVE PROGRAM AGREEMENT, ELIMINATION OF SMF FUNDING, AND NEW CONCENTRATE PRICING SCHEDULE

Dear John,

Pursuant to our mutual desire to simplify the business relationship between The Coca-Cola Company ("TCCC") and Coca-Cola Enterprises Inc. ("CCE"), this letter confirms that our companies have agreed to: (1) terminate the Growth Initiative Program Agreement dated April 15, 2002, as amended March 11, 2003 (the "SGI Agreement"); (2) eliminate the SMF Funding program for CCE; (3) implement a new concentrate pricing schedule for certain products of TCCC distributed by CCE in the United States; and (4) implement a new concentrate pricing schedule for certain products of TCCC distributed by CCE in Canada. All these changes were effective on May 1, 2004 with the exception of Canada which was effective on June 1, 2004. The details are as follows:

TERMINATION OF GROWTH INITIATIVE PROGRAM AGREEMENT

The SGI Agreement is hereby terminated by the mutual consent of the parties, effective May 1, 2004. Except as specifically set forth below, the parties shall have no further rights or obligations pursuant to the SGI Agreement.

YEAR-TO-DATE SGI VOLUME GROWTH AND FUNDING OBLIGATIONS

TCCC has paid CCE $41,250,000 year to date in Incentive Funding pursuant to the SGI Agreement, and TCCC will pay to CCE $6,750,000 on or before July 15, 2004. The parties acknowledge and agree that CCE's volume performance year to date and TCCC's payment of Incentive Funding as described above are in full and complete satisfaction of the parties' contractual obligations regarding volume performance and payment of Incentive Funding, respectively, pursuant to the SGI Agreement, and the parties release each other from any claims that one may have against the other relating to prior years under the SGI Agreement or any other matters under the SGI Agreement.

RESTATED CONTRACTUAL RIGHTS AND OBLIGATIONS FOLLOWING TERMINATION OF THE SGI AGREEMENT

There are certain statements of intent and contractual rights and obligations reflected in the SGI Agreement that the parties wish to restate and reaffirm following termination of the SGI Agreement, as follows:

o TCCC and CCE will work in a collaborative, coordinated way so that both companies can succeed in accelerating sustainable value share growth of TCCC brands in CCE territories. We will work together to try to find ways to meet our objectives and to strengthen our long-term relationship in a balanced fashion. Each company's management group will be outward proponents of the finest, best and most collaborative relationship in the non-alcoholic beverages industry.

o CCE agrees that as it regards its territories outside of the European Economic Area, TCCC will be the principal brand company for CCE. TCCC likewise agrees that CCE will be the principal operating and distribution company in its geographies outside of the European Economic Area for TCCC.

o CCE and TCCC will jointly develop the annual marketing plans for all applicable geographies and major customers.

o In the United States, CCE will retain responsibility for 100% of CTM expense, except for such expense incurred in connection with the customers identified on SCHEDULE 1 hereto, for which a mutually agreed sharing relationship will be maintained. TCCC will retain 100% of expense (and associated commission revenue) for local media in CCE's United States territory.

The parties agree that the foregoing statements of intent and contractual rights and obligations will remain in effect until terminated in a writing signed by both parties.

 ELIMINATION OF SMF FUNDING PROGRAM

 The "Special Marketing Fund" or "SMF" funding program for CCE's United States territories is eliminated effective May 1, 2004.

 NEW CSD CONCENTRATE PRICING SCHEDULE

 Effective May 1, 2004, TCCC has implemented lower concentrate prices for certain products of TCCC sold by CCE in the United States, to reflect the financial impact of the SGI and SMF changes described in this letter. This revised concentrate pricing schedule was confirmed in a letter from Mike Ohmstede to Pat Mannelly dated April 30, 2004.

 ONGOING DISCUSSIONS

 The parties acknowledge that the changes described in this letter are part of ongoing discussions between them regarding the simplification of their respective business models and a new economic relationship, which discussions the parties intend to pursue diligently and in good faith.

 MISCELLANEOUS

 TCCC and CCE expressly reserve and do not waive any rights under applicable bottling or distribution agreements, or any other contract or agreement, including without limitation, the Master Bottle Contract, the Allied Bottle Contract, the Bottler's Agreement, the Jumpstart/CAPPRs agreements, and the parties' various bottling contracts outside the United States. TCCC and CCE each expressly acknowledge that this letter agreement was negotiated at arms length, is valid and enforceable according to its terms, and is supported by adequate consideration.

 The terms and conditions of this letter agreement are acknowledged by TCCC and CCE to be strictly confidential, and the parties agree not to share the contents hereof with any other party without the express written consent of the other party; provided, however, that either party may make any public disclosure that it believes in good faith to be required by applicable law or by any listing or trading agreement concerning its public securities, in which case the party making the disclosure will advise the other party of the disclosure.

 If this letter accurately reflects our agreement and understanding, please sign where indicated below and return a signed copy to me.

                                                     Sincerely,

                                                     /s/ Don R. Knauss
                                                    ---------------------
 Accepted and agreed to by:

 Coca-Cola Enterprises Inc.

 By: /s/ JOHN R. ALM
----------------------------
        John R. Alm
        Chief Executive Officer

                                   SCHEDULE 1

Customers for which a mutually agreed sharing relationship between CCNA and Bottler will be maintained until further notice:

---------------------------------------- -------------------------------------- --------------------------------------
Airtran Airlines                         DECA US Military Commissaries          Omni Hotels
---------------------------------------- -------------------------------------- --------------------------------------
Alaska Airlines                          Delta Airlines                         Papa John's Pizza
---------------------------------------- -------------------------------------- --------------------------------------
Aloha Airlines                           Domino's Pizza                         Princess Services
---------------------------------------- -------------------------------------- --------------------------------------
American Airlines                        Donato's Pizza                         Radisson Hotels
---------------------------------------- -------------------------------------- --------------------------------------
Apollo Ship Chandlers                    Doubletree Hotels                      Red Roof Inns
---------------------------------------- -------------------------------------- --------------------------------------
Aramark Services                         Extended Stay                          Ritz Carlton
---------------------------------------- -------------------------------------- --------------------------------------
Army and Air Force - Exchange            Fairmont Hotels                        Royal Caribbean Cruise Lines
---------------------------------------- -------------------------------------- --------------------------------------
Blockbuster Entertainment                Hawaiian Airlines                      Simon Services
---------------------------------------- -------------------------------------- --------------------------------------
Boston Market                            Hilton Hotels                          Sky West Airlines
---------------------------------------- -------------------------------------- --------------------------------------
Boys & Girls Clubs                       Hilton International                   Sodexho Marriott
---------------------------------------- -------------------------------------- --------------------------------------
Carnival/Holland America                 Holiday Inn/Six Continents             Southwest Airlines
---------------------------------------- -------------------------------------- --------------------------------------
Cendant Headquarters                     Host Marriott Services                 Starwood Lodging Corp
---------------------------------------- -------------------------------------- --------------------------------------
Choice Hotels International              Jameson Inns                           Subway (Pending)
---------------------------------------- -------------------------------------- --------------------------------------
Choice Management                        Lowe's Hotels                          US Air Pittsburgh
---------------------------------------- -------------------------------------- --------------------------------------
Coast Guard Exchange                     Marine Corps Exchange                  Veterans Canteen Service
---------------------------------------- -------------------------------------- --------------------------------------
Columbia Sussex                          Marriott International Hotels          Wyndham International
---------------------------------------- -------------------------------------- --------------------------------------
Com Air                                  Meristar/Interstate Hotels
---------------------------------------- -------------------------------------- --------------------------------------
Compass                                  Navy Exchange - NEX Norfolk
---------------------------------------- -------------------------------------- --------------------------------------
Continental Airlines                     Norwegian Cruise Lines (Kloster
                                         Cruise Limited)
---------------------------------------- -------------------------------------- --------------------------------------
Crystal Cruises                          Ocean Hospitalities
---------------------------------------- -------------------------------------- --------------------------------------

CHANGES:
--------
United Airlines - No deal
Meristar - Name change to Meristar/Interstate Hotels
HealthSouth - No national deal
Holiday Inn - Name change to Holiday Inn/Six Continents
Kloster Cruise Lines - Name change to new name Norweigan Cruise Lines

ADDS:
-----
Simon Services
Ritz Carlton
Donato's Pizza
Boston Market
Loew's Hotel
Subway (Pending)